UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2025

ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, 12th Floor Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)
(720) 258-2130
Registrant’s telephone number, including area code:

N/A
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	MODVQ*	OTC Markets Group*

* At the opening of business on August 28, 2025, the registrant’s common stock was suspended from trading on The Nasdaq Global Select Market and trades in the registrant’s common stock began being quoted on the Expert Market operated by the OTC Markets Group under the symbol “MODVQ”. The Nasdaq Stock Market LLC filed a Form 25-NSE on October 1, 2025 to delist the registrant’s common stock and to remove it from registration under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note

As previously disclosed, on August 20, 2025 (the “Petition Date”), ModivCare Inc. (“ModivCare” or the “Company”) and certain of its affiliates (collectively, the “Debtors” or the “Reorganized Debtors”) commenced voluntary proceedings under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), captioned In re ModivCare Inc., et al., Case No. 25-90309 (ARP) (the “Chapter 11 Cases”). On December 15, 2025, the Bankruptcy Court entered the Order (I) Confirming Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates and (II) Denying Motions of Official Committee of Unsecured Creditors for Leave, Derivative Standing, and Authority to Commence and Prosecute Certain Causes of Action on Behalf of Debtors’ Estates (the “Confirmation Order”), confirming the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and its Debtor Affiliates, dated December 5, 2025 (as may be amended, modified, or supplemented in accordance with its terms, the “Plan”).

The Plan became effective on December 29, 2025 (the “Effective Date”), at which time the Debtors emerged from the Chapter 11 Cases. The following items summarize certain material terms of the Plan and related transactions. The summaries below do not purport to be complete, and are qualified in their entirety by reference to the Plan and the Confirmation Order, copies of which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Plan.

On the Effective Date, ModivCare consummated a restructuring pursuant to the Plan (including the Restructuring Transaction Steps Memorandum) and that certain purchase agreement (the “Purchase Agreement”) with ModivCare Buyer, LLC (the “Buyer”). As contemplated by the Plan and the Purchase Agreement, ModivCare transferred substantially all of its assets to the Buyer in exchange for the Restructuring Consideration (as defined in the Purchase Agreement) and the Exit Term Loans (as defined in the Purchase Agreement) (other than, for the avoidance of doubt, the loans under the Super Senior Exit Term Loan Credit Facility as defined herein) and the Buyer’s assumption of certain liabilities of ModivCare. As part of these transactions and pursuant to the Plan, all previously issued and outstanding equity interests in ModivCare were canceled, released and extinguished for no consideration, and certain Plan Securities consisting of new equity interests and warrants of ModivCare Topco, LLC, the Buyer’s ultimate parent entity, were distributed to creditors and other parties entitled to distributions under the Plan. As a result of these actions, a change in control of ModivCare occurred, and ownership of the reorganized enterprise is now held by recipients of such Plan Securities.

The Company intends to terminate the registration of its securities and its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and continue as a private company.
Item 1.01         Entry into a Material Definitive Agreement.

Exit Facilities

On the Effective Date, certain affiliates of the Company acquired by the Buyer on the Effective Date pursuant to the Purchase Agreement entered into certain exit financing arrangements contemplated by the Plan with the Buyer as borrower, ModivCare Intermediate, LLC (“ModivCare Intermediate”), and Wilmington Trust, National Association as administrative and collateral agent (the “Exit Term Loan Credit Agreement”) consisting of a new money super senior secured term loan facility in an aggregate principal amount of $100,000,000 (the “Super Senior Exit Term Loan Credit Facility”) and a second-out senior secured term loan facility consisting of $300,000,000 in takeback term loans (the “Takeback Term Loan Credit Facility” and, together with the Super Senior Exit Term Loan Credit Facility, the “Exit Term Loan Credit Facilities” and the documents pertaining thereto, the “Exit Facilities Documents”). The obligations of the Buyer under the Exit Term Loan Credit Facilities are guaranteed by ModivCare Intermediate and the Buyer’s material domestic subsidiaries, subject to certain customary exceptions.

Under the Exit Term Loan Credit Facilities, interest accrues at Term SOFR (subject to a 1.00% floor) plus the Applicable Rate. For the Super Senior Exit Term Loan Credit Facility, the Applicable Rate steps up annually from 4.25% to 7.25% for Benchmark Loans (and 3.25% to 6.25% for ABR Loans), with interest payable in cash on scheduled Interest Payment Dates. For the Takeback Term Loan Credit Facility, the Applicable Rate is 5.00% for Benchmark Loans (and 4.00% for ABR Loans) with interest payable on scheduled Interest Payment Dates. Interest on the Takeback Term Loan Credit Facility may be PIK up to 350 bps of the Applicable Rate (or, upon a Full PIK Trigger Event tied to specified liquidity thresholds, up to 100%). The Super Senior Exit Term Loan Credit Facility was issued with 2.50% OID, and repayment of the Super Senior Term Loans on and after the first anniversary of the Effective Date is subject to an Applicable Premium, stepping up annually from 1% to 3%. Each Exit Term Loan Credit Facility amortizes at 0.25% of aggregate principal per quarter, and each Exit Term Loan Credit Facility matures in December 2030.

The Exit Term Loan Credit Facilities provide, among other things, working capital liquidity and fund plan distributions and other payments in accordance with the Plan. The Exit Term Loan Credit Facilities are secured by liens on and security interests in substantially all assets of the applicable Reorganized Debtors, subject to customary exceptions, with the priority set forth in the Exit Facilities Documents. The Exit Facilities Documents contain customary representations, warranties, covenants and events of default for financings of this type.

The foregoing description of the Exit Term Loan Credit Facilities and the Exit Facilities Documents does not purport to be complete, and is qualified in its entirety by reference to the full text of the Exit Term Loan Credit Agreement, the form of which is provided as Exhibit K to the Fifth Plan Supplement to the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates, which is filed as Exhibit 2.7 to this Current Report on Form 8-K and incorporated herein by reference. Capitalized terms used in the foregoing description of the Exit Term Loan Credit Facilities without definition have the meanings assigned to them in the Exit Facilities Documents as applicable.

Purchase Agreement

On the Effective Date, ModivCare entered into the Purchase Agreement with the Buyer, as contemplated by and consistent with the Plan. Under the Purchase Agreement, ModivCare transferred the Transferred Assets (as defined in the Purchase Agreement), which constitute substantially all of ModivCare’s assets, to the Buyer, and the Buyer delivered to ModivCare the Restructuring Consideration and the Exit Term Loans (other than, for the avoidance of doubt, the loans under the Super Senior Exit Term Loan Credit Facility) and assumed certain liabilities of ModivCare (such transfer, delivery and assumption, the “Asset Transfer”). The Purchase Agreement otherwise contains customary covenants, conditions and remedies and remains subject to the terms of the Plan.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement.

On the Effective Date, pursuant to the Plan and the Confirmation Order, all agreements, instruments and other documents evidencing or governing claims and interests against the Debtors that were not assumed under the Plan, including, without limitation, the prepetition credit facilities. indentures and any related guarantees and security documents (the “Prepetition Credit Facilities”) and the senior secured superpriority priming debtor-in-possession term loan credit facility and any related guarantees and security documents (the “DIP Facility”), were canceled, released and discharged, except for the purpose of evidencing a right to distributions under the Plan, and except as otherwise provided in the Plan.

The material terms of the DIP Facility were previously described in the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2025, and the material terms of the Prepetition Credit Facilities were previously described in the Company’s Current Reports on Form 8-K filed with the SEC on January 10, 2025, March 11, 2025, March 14, 2025 and April 3, 2025, and are incorporated herein by reference.

Item 1.03         Bankruptcy or Receivership.

On December 15, 2025, the Bankruptcy Court entered the Confirmation Order confirming the Plan. On December 29, 2025, the Plan became effective and the Debtors emerged from the Chapter 11 Cases. Pursuant to the Plan (including the Restructuring Transaction Steps Memorandum), the Confirmation Order and the Purchase Agreement, and subject to the terms and conditions contained therein:

●
All property of the Debtors’ estates vested in the Reorganized Debtors free and clear of liens, claims and other encumbrances, except as otherwise provided in the Plan, the Purchase Agreement and the Exit Facilities Documents.

●
All mortgages, deeds of trust, liens, pledges or other security interests against any asset or property of the Debtors were released and discharged in accordance with the Plan and the Confirmation Order.

●	All executory contracts and unexpired leases not previously assumed or rejected, or otherwise provided for, were treated in accordance with Section 8 of the Plan and the Confirmation Order.

The Plan provides for, among other things, cancellation of existing equity interests in ModivCare and the issuance of the Plan Securities as provided therein.

Information regarding the assets and liabilities of the Company as of the most recent practicable date prior to confirmation is included in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2025, which is incorporated herein by reference.

The foregoing description of the Plan and the Confirmation Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01         Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

On the Effective Date, the Company and the Buyer closed the Asset Transfer contemplated by the Purchase Agreement, thereby completing the disposition of substantially all of the consolidated assets of the Company.

The Company is currently unable to prepare pro forma financial information reflecting the Asset Transfer without unreasonable effort or expense, and therefore such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Exchange Act.

Item 3.03         Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 1.02, and 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

On the Effective Date, all existing equity interests of ModivCare issued and outstanding immediately prior to the Effective Date were canceled, released and extinguished for no consideration.

Item 5.01         Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 1.01, 1.03 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Effective Date, a change in control of the Company occurred as a result of the cancellation of all existing equity interests and the Asset Transfer. Following the Effective Date, the Transferred Assets are owned by the Buyer, which is indirectly owned by the recipients of the Plan Securities issued in connection with the Asset Transfer as described in the Plan (including the Restructuring Transaction Steps Memorandum) and the Purchase Agreement, including holders of First Lien Claims, General Unsecured Claims and other parties entitled to receive Plan distributions, subject to dilution by the management incentive plan, the DIP backstop premium, the equity rights offering and New Warrants, all as described in the Plan. The specific allocations are set forth in the Plan and related election procedures and plan supplement documents.

The Company intends to terminate the registration of its securities and its reporting obligations under the Exchange Act and continue as a private company.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the Effective Date, each of the officers of ModivCare serving immediately prior to the Effective Date other than Scott Kern (Vice President, Corporate Development) were deemed to have resigned in accordance with the Plan. Mr. Kern will remain as the sole officer of ModivCare from and after the Effective Date in accordance with the Plan.

Director Transitions

Effective as of the Effective Date, each of the members of the board of directors of ModivCare serving immediately prior to the Effective Date were deemed to have resigned from the board of directors in accordance with the Plan. Also effective as of the Effective Date, Scott Kern was appointed to the board of directors of ModivCare in accordance with the Plan.

Termination of Equity Plans

Pursuant to and subject to the terms of the Plan, on the Effective Date, the obligations of the Company and the other Debtors under all equity incentive plans of the Company and all documentation related thereto are being terminated.

The material terms of the Company’s equity plans were previously described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 6, 2025, and are incorporated by reference herein.

Item 7.01         Regulation FD Disclosure.

On the Effective Date, the Company issued a press release announcing its emergence from the Chapter 11 Cases and the effectiveness of the Plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates
2.2
Order (I) Confirming Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates and (II) Denying Motions of Official Committee of Unsecured Creditors for Leave, Derivative Standing, and Authority to Commence and Prosecute Certain Causes of Action on Behalf of Debtors’ Estates

2.3	First Plan Supplement to the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates
2.4	Second Plan Supplement to the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates
2.5	Third Plan Supplement to the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates
2.6	Fourth Plan Supplement to the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates
2.7	Fifth Plan Supplement to the Second Amended Joint Chapter 11 Plan of Reorganization of ModivCare Inc. and Its Debtor Affiliates
10.1	Purchase Agreement
99.1	Press Release, dated December 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified generally by the use of the terms “intended”, “expected”, “will”, and “anticipates”, and similar words or expressions indicating possible future expectations, events or actions. Forward-looking statements are based on current expectations, assumptions, estimates and projections about the Company’s business and its industry, and are not guarantees of future performance. These statements are subject to a number of known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein.

All statements in this Report that are not historical are forward-looking statements, including statements regarding the Chapter 11 Cases and the Plan, the transactions contemplated thereby, and the timing of any of the foregoing. The Company has provided additional information about the risks facing its business and the Company in its most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 6, 2025, and in its subsequent periodic and current reports on Forms 10-Q and 8-K filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the periodic and current reports filed with the SEC identified above, which you should read in their entirety before making an investment decision with respect to the Company’s securities. The Company undertakes no obligation to update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ModivCare Inc.

Date: December 29, 2025	By:	/s/ Scott Kern
	Name:	Scott Kern
	Title:	Vice President, Corporate Development